SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 5, 2012
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 5, 2012, Netflix, Inc. (“the Company”) and its Chief Executive Officer Reed Hastings each received a “Wells Notice” from the Staff of the Securities and Exchange Commission (“SEC”) indicating its intent to recommend to the SEC that it institute a cease and desist proceeding and/or bring a civil injunctive action against Netflix and Mr. Hastings for violations of Regulation Fair Disclosure, Section 13(a) of the Securities Exchange Act and Rules 13a-11 and 13a-15 thereunder.   A copy of a statement that will be made by Mr. Hastings to subscribers on his publicly available Facebook page is attached as Exhibit 99.1.

(d)	Exhibits

99.1	Facebook statement dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date: December 6, 2012
/s/ David Hyman
David Hyman
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Facebook statement dated December 6, 2012.